600 Travis, Suite 4200 Houston, Texas 77002 713.220.4200 Phone 713.220.4285 Fax andrewskurth.com

September 28, 2006

BY FEDERAL EXPRESS

Securities and Exchange Commission

100 F Street, NE

Mail Stop 7010

Washington, DC 20549-7010

Attn: H. Roger Schwall

Re:	Constellation Energy Partners LLC

Amendment No. 2 to Registration Statement on Form S-1

File No. 333-134995

Dear Mr. Schwall:

Set forth below are the responses of Constellation Energy Partners LLC, a Delaware limited liability company (“CEP”), to comments received from the staff of the Division of Corporation Finance (the “Staff”) of the Securities and Exchange Commission by letter dated August 29, 2006, with respect to Amendment No. 1 to CEP’s Registration Statement on Form S-1 (File No. 333-134995). Where applicable, our responses indicate the additions, deletions or revisions we included in Amendment No. 2 to the Registration Statement (“Amendment No. 2”). For your convenience, our responses are prefaced by the exact text of the Staff’s corresponding comment in bold text. The references to page numbers in the responses to the Staff’s comments correspond to the pages in Amendment No. 2 that we are filing today via EDGAR.

Cash Distribution Policy and Restrictions on Distributions, page 60

Our Estimated Adjusted EBITDA, page 67

1.	We note your revised disclosure in response to prior comment 17 that you may borrow funds under your reserve based credit facility “only if certain financial tests are met.” Please disclose those financial tests.

Response:	We have revised our disclosure as requested. Please see page 71 of Amendment No. 2.

Austin    Beijing    Dallas    Houston    London    Los Angeles    New York    The Woodlands    Washington, DC

Unaudited Pro Forma Available Cash to Pay Distributions, page 73

2.	We note your response to prior comment 18 and revised disclosure that you would not have obtained additional cash to pay the shortfall. Please revise your disclosure to clarify the amount, if any, you would have paid for your cash distribution in light of the shortfall. Further, disclose the amount you will pay if you have a shortfall of your estimated cash available to pay distributions.

Response:	We have revised our disclosure as requested. Please see pages 4 and 74 of Amendment No. 2.

Financial Statements

Note 2 - Restatement of Everlast Financial Statements, page F-14

3.	We note your disclosure on page 109 explaining that the adjusted reserve quantities were not used in preparing your 2004 and 2003 financial statements because they reflect assumptions that are based on the interpretation of well performance data that was not available in those earlier periods, and a different pace for the drilling program.

However, your disclosure under this heading states that depletion expense is being corrected due to “…reserve estimates which incorrectly included certain proved undeveloped reserves.” We also note that you have not adjusted the reserve information presented on page F-29 to align your reserve reporting with the guidelines set forth in Rule 4-10 of Regulation S-X, based on the facts existing in those earlier periods.

Please expand your disclosure to include a reconciliation of the reserve information previously reported to the adjusted quantities, taking into account only the information that was available at the time that information was compiled, and necessary to comply with the SEC reporting guidelines; these quantities should be used when recalculating depletion and ceiling tests in the course of correcting your financial statements.

Likewise, please correct the SFAS 69 disclosures presented in Note 17, beginning on page F-27, to comply with Rule 4-10 of Regulation S-X. As Everlast Energy LLC is regarded as a predecessor, that information should also cover the period from January 1, 2005 through June 12, 2005; similar to the requirement for financial results. The ending balances for the predecessor should equal the beginning balances for the successor. Any columns including corrected reserve information should be labeled as restated.

As for the reserve information depicted on page 108, and any duplication of that data elsewhere in the filing, please understand that recasting prior amounts using new information or assumptions, as opposed to correcting amounts for information known at the time of initial compilation, is typically viewed as a pro forma presentation and would not be appropriate under the circumstances.

Please modify those disclosures to eliminate any recasting of prior reserve information for items that would not be appropriately regarded as errors in the earlier compilations; and to differentiate, in your narrative, between new information and assumptions factored into your 2005 reserve revisions and adjustments necessary to correct earlier disclosures.

Response:	We have revised our disclosure as discussed with the Staff via teleconferences. Please see pages 21, 22, 109, 110, F-15 and F-29 through F-32 of Amendment No. 2.

Engineering Comments

Business, page 101

Development Costs, page 113

4.	We have read your response to previous comment 39, and continue to believe the measure you describe as development costs per Mcf, as you calculate it on a per equivalent reserve basis, is a non-GAAP measure. Further, we do not believe the label you have utilized is sufficiently descriptive, as you have included both development and acquisition costs in the numerator, while including both developed and undeveloped reserve quantities in the denominator.

Using the development costs of $7,851, depicted in your table on page F-28, and the change in developed reserves referenced in your narrative of 6.15 Bcf, the measure would be $1.28 per Mcf. We would not object to a view of this measure as being outside the scope of Item 10(e)(2) of Regulation S-K. If you wish to retain the measure you have calculated, you will need to utilize an alternate label and comply with other disclosure requirements for non-GAAP measures. This would need to include a reconciliation of your numerators and denominators to the related line items depicted in your SFAS 69 disclosures in Note 17, beginning on page F-27.

In any case, we believe you should also expand your disclosure to address the limitations of your measure, clarifying the status of all properties associated with the reserve increases, and the extent to which costs incurred during the period were fully reflective of the total costs necessary to develop the properties from the point of initial reserve determination, to the re-characterization of undeveloped reserves to developed reserves. Please also indicate the extent to which development costs incurred during the current period may facilitate a similar re-characterization of other reserves in future periods.

Response:	We have revised our disclosure to remove the calculation of the implied development costs. Please see page 114 of Amendment No. 2.

* * * * *

Please do not hesitate to call the undersigned at (713) 220-4360 or Tim Langenkamp at (713) 220-4357 with any comments or questions regarding this letter or the above-referenced Registration Statement.

Very truly yours,

/s/ G. Michael O’Leary

cc:	D. Delaney, Securities and Exchange Commission

K. Hiller, Securities and Exchange Commission

J. Wynn, Securities and Exchange Commission

J. Murphy, Securities and Exchange Commission

F. Dawson, Constellation Energy Partners LLC

A. Baden, Vinson & Elkins L.L.P.

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